Supplement dated November 5, 2021
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund	1/1/2021
On September 16, 2021, the Fund's Board of Trustees approved the termination of AQR Capital Management, LLC (AQR) and the addition of Crabel Capital Management, LLC (Crabel) to manage a portion of the Fund's assets, effective on or about January 12, 2022 (the Effective Date). Accordingly, on the Effective Date, all references to AQR are hereby deleted from, and the following changes are hereby made to, the Fund's prospectus and summary prospectus.
The second paragraph under the subsection “Principal Investment Strategies” in the summary prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the prospectus is hereby superseded and replaced with the following:
Columbia Management is responsible for providing day-to-day portfolio management of a sleeve and is also responsible for oversight of the Subadvisers. The Fund’s Subadvisers are AlphaSimplex Group, LLC (AlphaSimplex), Crabel Capital Management, LLC (Crabel), Manulife Asset Management (US) LLC (Manulife), TCW Investment Management Company LLC (TCW) and Water Island Capital, LLC (Water Island). Columbia Management, subject to the oversight of the Fund’s Board of Trustees, determines the allocation of the Fund’s assets to each sleeve, and may change these allocations at any time. Columbia Management and the Subadvisers act independently of each other and use their own methodologies for selecting investments.
The seventh paragraph under the subsection “Principal Investment Strategies” in the summary prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the prospectus are hereby superseded and replaced with the following:
The Fund may invest in securities and instruments, including derivatives, indirectly through two offshore, wholly-owned subsidiaries organized under the laws of the Cayman Islands (together the Subsidiaries, each a Subsidiary), managed by Columbia Management and subadvised by AlphaSimplex and Crabel, respectively. The Subsidiaries have substantially the same investment objective as the Fund and their investments are consistent with the Fund’s investment restrictions applied on a “look through” basis. The Subsidiaries invest mainly in futures and/or swaps, including, but not limited to, commodity-related futures, swaps and swaps on commodity futures, but they may also make any other investments the Fund may make, including investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. Unlike the Fund (which is subject to limitations under U.S. federal income tax laws), the Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund and its Subsidiaries will comply on a consolidated basis with asset coverage or segregation requirements. AlphaSimplex and Crabel are expected to invest no more than 25% of the total assets of their respective sleeves in the Subsidiaries that they subadvise, and the Fund, in the aggregate, will not invest more than 25% of its total assets in the Subsidiaries.
Model and Data Risk (AQR) under the subsection "Principal Risks" is hereby removed from the summary prospectus and the “Summary of the Fund” and “More Information About the Fund” sections of the prospectus.
The information under the subsection “Fund Management” in the summary prospectus and the “Summary of the Fund” section of the prospectus is hereby revised to add the following:
Subadviser: Crabel Capital Management, LLC (Crabel)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Pomada	President and Chief Executive Officer of Crabel	Co-Portfolio Manager	January 2022
Grant Jaffarian	Portfolio Manager of Crabel	Co-Portfolio Manager	January 2022
The rest of the section remains the same.
The subsection under the caption "The AQR Sleeve — Managed Futures Strategy" in the “Principal Investment Strategies - More Information About the Fund” section of the prospectus is hereby superseded and replaced with the following:
The Crabel Sleeve — Managed Futures Strategy
Crabel utilizes systematic trading strategies designed to efficiently capture long-term trend following returns across global (developed and emerging markets) futures contracts (including bond, currency, commodity, equity, index, and interest rate futures) and foreign exchange instruments (including forward foreign currency contracts). The Fund may obtain investment exposure either by investing directly in those instruments or indirectly by investing in a Subsidiary. Crabel may invest this sleeve without restriction as to issuer capitalization, country, or currency.
Crabel aims to generate greater alpha and deliver a more competitive risk-adjusted return than the broader trend following industry. In pursuing this objective for its sleeve, Crabel employs multiple price-based strategies in an effort to identify continuations in price movement. Crabel’s strategy seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades throughout its sleeve, and effectively managing sleeve volatility across market sectors and geographic regions.
SUP100_08_014_(11/21)

The information under the subsection "Primary Service Providers - The Investment Manager" in the "More Information About the Fund" section of the prospectus is revised to add the following to the end of the sixth paragraph: A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Crabel will be available in the Fund’s semiannual report to shareholders for the fiscal period ending February 28, 2022.
The rest of the section remains the same.
The information under the subheading "Primary Service Providers - Subadvisers" in the "More Information about the Fund" section of the prospectus is hereby revised to add the following:
Crabel, which has served as Subadviser to the Fund and its Subsidiary since January 2022, is located at 10250 Constellation Boulevard, Suite 2650, Los Angeles, CA 90067. Crabel, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio under a Subadvisory Agreement with Columbia Management. Crabel is registered with the CFTC as a commodity trading advisor and a commodity pool operator and is a member of the National Futures Association. Crabel is also registered with the Securities and Exchange Commission as an investment adviser.
The information under the “More Information About the Fund - Primary Service Providers - Portfolio Managers” section of the prospectus is hereby revised to add the following:
Subadviser: Crabel Capital Management, LLC (Crabel)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Pomada	President and Chief Executive Officer of Crabel	Co-Portfolio Manager	January 2022
Grant Jaffarian	Portfolio Manager of Crabel	Co-Portfolio Manager	January 2022
Mr. Pomada is the President and Chief Executive Officer and a member of the Executive Committee of Crabel. He graduated from the University of California at Berkeley and earned an M.B.A. from the University of Southern California with a concentration in investments and statistics. Mr. Pomada joined Crabel in April 2008 and became Chief Operating Officer in June 2011. Mr. Pomada took an active role in helping Mr. Crabel lead the overall business and in July 2016 he was promoted to CEO and President.
Mr. Jaffarian is a Portfolio Manager and a member of the Executive Committee of Crabel. He graduated from Wheaton College, IL with a major in English and earned an M.B.A., with a concentration in Economics, from the University of Chicago. In April 2013, Mr. Jaffarian founded AlphaTerra, LLC, which was acquired by Crabel in March 2014 and Mr. Jaffarian assumed the role of Portfolio Manager for the Advanced Trend program.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP100_08_014_(11/21)